Annual Report
NEW AMERICA GROWTH FUND
DECEMBER 31, 2002
T. ROWE PRICE(R)

REPORT HIGHLIGHTS

NEW AMERICA GROWTH FUND
o The major stock indexes finished in negative territory for the third year in a row amid concerns about the struggling economy, corporate accounting scandals, and rising geopolitical concerns.

o The fund outperformed the S&P 500 and the Lipper index of similar funds during the last six months.

o We added a number of new holdings as the market's gyrations during the second half of the year offered many opportunities.

o We enter 2003 with a portfolio of companies that have exciting growth prospects and the financial strength to flourish in good times, but also weather the bad.

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

FELLOW SHAREHOLDERS
     Stocks fell for a third consecutive year as the bear market, which began in 2000, roared through 2002. Losses suffered in the past year placed investors at the doorstep of history, as the Dow Jones Industrial Average posted its worst loss since 1974. Last year's losses were not due to any single event. Instead, numerous financial scandals, a sluggish economy, continued fears over terrorism, and expectations of a war with Iraq left many investors fearful and skittish about owning stocks.


PERFORMANCE  COMPARISON
Periods Ended 12/31/02                  6 Months         12 Months

New America Growth Fund                  -9.89%           -28.54%
.................................................................................
S&P 500 Stock Index                     -10.30            -22.10
.................................................................................
Lipper Multi-Cap Growth
Funds Index                             -12.13            -29.82
.................................................................................

     The New America Growth Fund's -28.54% 12-month return was less severe than similar growth-oriented funds, as measured by the Lipper Multi-Cap Growth Funds Index, which posted a -29.82% result. However, we underperformed the Standard & Poor's 500 Index's -22.10% result largely because of our focus on growth stocks.

     The broad S&P benchmark has a higher weighting in value oriented stocks, and value outpaced growth for the year. For the six-month period since June, New America Growth's -9.89% was modestly better than the S&P 500 and Lipper index, which returned -10.30% and -12.13%, respectively.

MARKET ENVIRONMENT
     Stocks were volatile and lower in 2002, as the sluggish economy kept earnings depressed. Valuations were impacted by high-profile scandals at companies such as WorldCom and Enron and fear related to war and terrorism. The second and third quarters were particularly difficult, with both periods posting double-digit declines. Despite some weakness in December, stocks rebounded from depressed levels in the fourth quarter. Several factors encouraged renewed interest in equities, such as improving valuations, paltry bond and money market yields, and signs of improving earnings at some corporations.

GROWTH VS. VALUE
                                                      3 Years            3 Years
Periods Ended 12/31/02             1 Year          Cumulative         Annualized
--------------------------------------------------------------------------------
Russell 1000 Growth Index         -27.88%             -55.48%            -23.64%
Russell 1000 Value Index          -15.52              -14.65              -5.14
Russell Midcap Growth Index       -27.41              -48.84             -20.02
Russell Midcap Value Index         -9.64               10.19               3.29
Russell 2000 Growth Index         -30.26              -50.90             -21.11
Russell 2000 Value Index          -11.43               24.05               7.45

     The past year brought more of the same trend that has prevailed for the last three years--growth stocks underperformed value stocks. The returns disparity is massive and apparent across all market caps for the past 12 and 36 months. Among large stocks, the Russell 1000 Growth Index fell nearly 28% in 2002 versus a 15.5% drop in the Russell 1000 Value Index; over three years, the comparison is -23.6% annu-alized for large-cap growth versus -5.1% annualized for large value. Similarly, the Russell Midcap Growth Index fell 27.4% in 2002 versus a 9.6% drop in the Russell Midcap Value Index; over three years, the comparison is -20.0% annualized for growth versus a gain of 3.3% annualized for value. Across small-caps, the disparity is cavernous with the Russell 2000 Growth Index plunging more than 30% while its value counterpart lost 11.4%; over three years the disparity is magnified: the -21.1% annualized result for small-growth shares pales next to value's 7.5% average annualized gain.

     Granted, the outperformance of value stocks over the past three years was a reversal of the late 1990s when growth significantly outperformed. It is fairly common for one style to outperform the other over a multi-year period, only to reverse in the following years, as noted in the chart on the next page. We are optimistic that the future holds another period of outperformance for growth, which should benefit your fund.

PORTFOLIO  REVIEW
     For the 12 months ended December 31, most sectors fell: consumer staples, energy, and financials held up the best, while technology, telecom, and utilities were hit the hardest. Your fund's focus on faster- growing companies means that we had little or no exposure to slower growth

The following table was depicted as a bar graph in the printed material.

GROWTH VS. VALUE - RUSSELL 1000

Value          12/80          12/90          12/95           12/00         12/02
3.36           15.16           7.82          -1.18          -21.37        -12.36
6.69            4.42          15.17          -1.51          -42.99
8.41           -2.2            4.58           3.18          -46.51
16.96         -10.81           9.87           3.45          -36.73
              -12.57          16.72           1.48          -14.83
               -9.44           2.47          -0.6            -6.38
               -4.07          -2.25          -1.85          -17.54
               -1.5           -1.28          -6.02           -5.56
                0.42          -8.59          -4.69
                6.49         -13.66           2.29
                9.1          -12.68           2.56
               -2.07         -19.37           7.51
              -12.3          -15.2           23.08
              -17.98          -4.72          23.07
              -14.7           -1.88          10.9
              -13.76           6.51          16.13
              -11.05           4.6           13.27
               -2.36           6.32          27.79
               -9.41          10.02          34.58
               -4.64           4.44          14.51

sectors such as consumer staples, financials, telecom, and utilities than the S&P 500's weighting. Instead, we favor companies in sectors that hold higher-growth prospects found in business services, consumer discretionary (including media and retail), health care, and technology.

     The fund's three biggest contributors over the past 12 months were APOLLO GROUP, WELLPOINT HEALTH NETWORKS, and EXPEDIA. Longtime holding Apollo Group is the largest accredited private university in the United States, with a major presence in both physical campuses and online. In 2002, the company consistently expanded its enrollment the key metric underlying revenue growth) and earnings beyond expectations. Well managed and boasting a strong balance sheet, Apollo remains a core holding. WellPoint Health Networks is one of the country's largest managed health care companies. Solid earnings growth, a reasonable valuation, and the benefit of positive sector rotation earlier in the year contributed to WellPoint's gains.

     We are pleased by how quickly Expedia--a new stock in the fund this year--has contributed to our results, as it was our third-best stock for the past 12 months and our top contributor over the past six months. Expedia sells plane tickets, hotel rooms, and vacation packages to consumers over the Internet and is the largest online travel agent in the country. The purchase of travel-related services is a huge market, and we believe the migration from traditional travel agents to online agents is only in its infancy. The company's technology advantage has enabled it to seize the leadership spot and continue to take market share. With its excellent profitability and cash-rich balance sheet, it's the furthest thing from the popular conception of an Internet stock. We continue to own Expedia on the basis of its reasonable valuation and its prospects for above-average growth in both the leisure and corporate travel markets over the next several years.

SECTOR DIVERSIFICATION
                             12/31/01    6/30/02     12/31/02
Consumer Discretionary            23%        23%          18%
Consumer Staples                   1          2            2
Energy                             3          4            4
Financials                        11         13           14
Health Care                       16         21           20
Industrials and
Business Services                 12         15           18
Information Technology            23         18           20
Materials                          0          0            0
Reserves                           7          3            2
Telecommunication
Services                           4          1            2
Utilities                          0          0            0

Total                            100%       100%         100%

     In addition to Expedia, our top contributors since June were VODAFONE, FOREST LABORATORIES, and SYSCO. Vodafone is one of the world's largest and most diversified wireless telecom service providers. Following several tough years, its shares bounced back in the second half. We think the market has begun to recognize the company's solid assets (Vodafone is #1 or #2 in most of its markets), strong balance sheet, and attractive valuation. Forest is a mid-size pharmaceutical company with a strong anti-depressant franchise. Good sales of its key drug Celexa helped the company post outstanding earnings and powered the stock in 2002. Sysco is the largest foodservice distributor in North America. Sysco has a 30-year history of producing outstanding financial results, and 2002 was no different.

     The fund's largest performance detractor for the 12-month period was WESTERN WIRELESS. The wireless service market in the U.S. proved to be more challenging than we expected, as subscriber growth slowed materially, and vercapacity and competition ate away at profits. The firm's weakening balance sheet was the last straw for us, and we eliminated the stock earlier in the year. The fund's second-largest detractor over the past year was AOL TIME WARNER. The shares were hurt by eroding fundamentals at AOL classic (the Internet services division) and declining advertising revenues. We trimmed our exposure to this stock in the second half and may continue to do so in 2003.

     Longtime holding CONCORD EFS, the dominant provider of debit card and ATM processing through its STAR and MAC Networks, was the portfolio's largest detractor for the second half and third-biggest detractor for the year. The shares fell after the company reported disappointing third-quarter earnings. However, we like the fundamentals of the rapidly growing debit card market and believe Concord is uniquely positioned to take advantage of this growth, given its 50%-plus market share and its strong balance sheet. We viewed the sell-off as an opportunity to add to our position at a more attractive valuation.

     Similarly, investors punished the shares of LABORATORY CORPORATION OF AMERICA, our second-biggest detractor since June, for missing its third-quarter earnings forecast. Retailers HOME DEPOT and TARGET were the third- and fourth-biggest detractors, respectively, for the six months. Although we were reducing our Home Depot position in advance of the company's disappointing fourth-quarter preannouncement, we did not sell the stock aggressively enough to entirely avoid the sharp sell-off. Target, like most other retailers, posted below-forecast holiday sales. Combined with concerns over its foray into consumer credit, the stock was weak in the latter half of the year. We still hold a significant position in Target because we like its growth potential and believe the current valuation encompasses many of the risks inherent in owning the stock.

     Significant new purchases over the past year included FISERV, the country's largest outsourced-data processor for credit unions and regional banks; UNIVISION COMMUNICATIONS, the largest Hispanic-focused media company in the U.S.; and Concord EFS, as mentioned above. Significant sales during the past year included Apollo Group and WellPoint (both at significant gains) and FREDDIE MAC.

INVESTMENT STRATEGY
     Given the extraordinary market conditions and losses experienced by investors over the past three years, I'd like to review our investment strategy in more detail and share some examples of how this strategy works in practice.

     Our strategy is deeply rooted in bottom-up, fundamental analysis. We seek to own the best growth companies in America's fastest-growing industries and across the entire market-cap spectrum. Our investments focus on companies that address large and growing market opportunities. We look for superior business models and strong management teams that are able not only to grow with their respective market but also to take market share and deliver growth rates above their respective market rates. Additionally, we are laser focused on profitable companies that have strong cash flows, which can help confirm the quality of their reported profits. We also insist on owning companies that feature strong balance sheets, as these companies have the best chance of seizing growth opportunities in a better environment but also have staying power through downturns. Finally, we constantly monitor our holdings' fundamentals and valuations to ensure that we are taking a prudent, but not excessive, level of risk.

     New America Growth's second-largest holding is FIRST DATA (FDC), a $27 billion company and the nation's largest processor of credit and debit card payments. Last year, U.S. consumers spent over $5 trillion on goods and services, but only about 30% of these purchases were transacted with credit and debit cards. The balance was purchased with cash and checks. This $5 trillion "market" should grow in line with the economy, and we expect debit and credit card use to grow at an even faster rate at the expense of cash and checkwriting. First Data also owns Western Union, the world's largest money transfer company. This business is growing faster than the card-payment business even though the company has only scratched the surface in large potential markets for money transfers such as China and India.

     Because card processing is a "scale" business, and because worldwide money transfers require a presence in almost every corner of the world, there is a tremendous advantage to holding the number one market share in each business, as unit costs are lower and entry barriers are higher. This enables FDC to maintain and incrementally grow its already large market share while maintaining well above-average profitability. Importantly, the company also generates strong free cash flow, which speaks to the quality of its profits, and enables FDC to maintain a very strong balance sheet.

     All told, we believe First Data's earnings can grow 15% per year over the next few years, even without a pickup in the economy. In our view, FDC's shares are undervalued by about 25%, and based on the company's aggressive stock repurchases, First Data's top-flight management team agrees.

     Another example of how our strategy works in practice is CHOICEPOINT. This $3.5 billion company specializes in helping companies and individuals manage and reduce risk. The business we are most excited about is called Workplace Solutions, which sells background-check data to businesses, the government, and consumers. Demand for background checks on potential or existing employees, vendors, customers, and service providers--has risen substantially over the past year-and-a-half. ChoicePoint has been a leader in providing this type of information for years and is in prime position to benefit from rising demand. The company has extremely high profit margins, generates strong cash flows, has a terrific balance sheet, and is superbly managed. We expect profits to rise roughly 20% per year over the next few years. When the stock trended lower this summer, we added significantly to our position. As long as the fundamentals remain solid and the valuation reasonable, we expect to hold this name in the portfolio for quite some time.

OUTLOOK
     While we are certainly glad to put 2002 behind us, the turn of the calendar is not enough to lift several important uncertainties, including the potential war with Iraq and the ongoing sluggishness in the economy. However, we are optimistic on several fronts. First, the corporate shenanigans that plagued markets last year should almost certainly lessen in 2003, as business leaders understand that they are under the scrutiny not only of investors, but also those who carry handcuffs. Second, sluggish as it is, the U.S. economy should continue to benefit from low interest rates and low inflation, while President Bush's proposed tax cuts could provide a further stimulus later this year. Third, valuations have become more reasonable, especially for growth stocks.

     I am confident that our disciplined investment process will serve us well. As portfolio manager of the New America Growth Fund, I'm extremely fortunate to work with our talented group of in-house research analysts, who I believe are the best in our business. We enter 2003 with a portfolio of companies that have exciting growth prospects and the financial strength to flourish in good times, but also weather the bad. I believe the prospects for your fund are promising, and I look forward to updating you on our progress at midyear.

Respectfully submitted,

/s/

Joseph M. Milano
Executive  vice  president  and  chairman  of  the  fund's  Investment  Advisory
Committee
January 14, 2003

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program

T. ROWE PRICE NEW AMERICA GROWTH FUND
.................................................................................

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                        12/31/02
--------------------------------------------------------------------------------
Microsoft                                                                   3.5%
First Data                                                                  3.5
ChoicePoint                                                                 2.8
Omnicare                                                                    2.7
Cisco Systems                                                               2.7
.................................................................................
Concord EFS                                                                 2.5
Sysco                                                                       2.0
Pfizer                                                                      2.0
Fiserv                                                                      1.9
Liberty Media                                                               1.9
.................................................................................
Target                                                                      1.8
SunGard Data Systems                                                        1.7
Apollo Group                                                                1.7
Affiliated Computer Services                                                1.7
Citigroup                                                                   1.6
.................................................................................
Vodafone                                                                    1.6
Viacom                                                                      1.5
Baker Hughes                                                                1.4
UnitedHealth Group                                                          1.4
American International Group                                                1.4
.................................................................................
Kohl's                                                                      1.4
Freddie Mac                                                                 1.3
Pharmacia                                                                   1.3
Family Dollar Stores                                                        1.3
Smith International                                                         1.3
.................................................................................
Total                                                                      47.9%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

T. ROWE PRICE NEW AMERICA GROWTH FUND
.................................................................................

PORTFOLIO HIGHLIGHTS

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ended 12/31/02
TEN BEST CONTRIBUTORS                    TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------
Expedia *                     10(cent)   Concord EFS                   -32(cent)
Vodafone                             8   Laboratory Corp. of America          21
Forest Laboratories *                5   Home Depot                           14
Sysco                                5   Target                               14
Pharmacia                            5   Brocade Communications Systems       11
Getty Images *                       4   Baxter International                 11
Adobe Systems *                      4   Wyeth                                10
Symantec *                           3   BISYS Group                          10
SLM Corporation *                    3   Certegy                               9
Wal-Mart *                           3   Family Dollar Stores                  9

Total                         50(cent)   Total                        -141(cent)


12 Months Ended 12/31/02
TEN BEST CONTRIBUTORS                    TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------
Apollo Group                  22(cent)   Western Wireless **           -40(cent)
WellPoint Health Networks           11   AOL Time Warner                      39
Expedia *                           10   Concord EFS                          38
Smith International                  7   Home Depot                           35
Weight Watchers                      6   Clear Channel Communications         26
Forest Laboratories *                5   TMP Worldwide **                     24
Adobe Systems                        5   Flextronics **                       23
Sysco *                              4   Tyco International **                23
Getty Images *                       4   SmartForce PLC **                    22
Anthem                               4   Peregrine Systems **                 21

Total                         78(cent)   Total                        -291(cent)

*    Position added
**   Position eliminated

T. ROWE PRICE NEW AMERICA GROWTH FUND
.................................................................................

PERFORMANCE COMPARISON
     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

The following table was depicted as a graph in the printed material.

                 S&P         Lipper      New America
12/31/1992      10000        10000          10000
12/31/1993      11008        11436.1        11744
12/31/1994      11153        11113          10871.3
12/31/1995      15345        14860.2        15688.7
12/31/1996      18868        17512.9        18827.7
12/31/1997      25163        21532.2        22799.7
12/31/1998      32354        26871.5        26879.2
12/31/1999      39162        39327.6        30308.3
12/31/2000      35595        34587.3         7116.6
12/31/2001      31364        25884.9         3892.9
12/31/2002      24432        18165.1        17074.1

AVERAGE ANNUAL COMPOUND TOTAL RETURN
     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 12/31/02              1 Year      3 Years     5 Years     10 Years

New America Growth Fund            -28.54%      -17.41%      -5.62%        5.50%

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE NEW AMERICA GROWTH FUND
.................................................................................

FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period

                                    Year
                                   Ended
                                12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
NET ASSET VALUE
Beginning of period              $ 30.87   $ 35.77   $ 48.06   $ 47.79   $ 44.19

Investment activities
  Net investment income (loss)    (0.11)    (0.12)    (0.14)    (0.20)    (0.21)
  Net realized and
  unrealized gain (loss)          (8.70)    (4.14)    (4.63)      5.87      7.65

  Total from
  investment activities           (8.81)    (4.26)    (4.77)      5.67      7.44

Distributions
  Net realized gain                    -    (0.64)    (7.52)    (5.40)    (3.84)

NET ASSET VALUE
END OF PERIOD                    $ 22.06   $ 30.87   $ 35.77   $ 48.06   $ 47.79

RATIOS/SUPPLEMENTAL DATA
TOTAL RETURN^                   (28.54)%  (11.89)%  (10.53)%    12.76%    17.89%

Ratio of total expenses to
average net assets                 0.99%     0.99%     0.93%     0.94%     0.95%

Ratio of net investment
income (loss) to average
net assets                       (0.42)%   (0.36)%   (0.33)%   (0.43)%   (0.49)%

Portfolio turnover rate            61.5%     52.1%     81.4%     39.7%     45.6%
Net assets, end of period
(in millions)                   $    761  $  1,183  $  1,519  $  2,064  $  2,064

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW AMERICA GROWTH FUND
.................................................................................
                                                               December 31, 2002

STATEMENT OF NET ASSETS                                   Shares           Value
                                                                    In thousands
COMMON STOCKS  97.6%

CONSUMER DISCRETIONARY  17.0%
HOTELS, RESTAURANTS & LEISURE  0.8%
Starbucks *                                              300,000      $    6,114
                                                                           6,114

INTERNET & CATALOG RETAIL  1.0%
USA Interactive *                                        335,000           7,678
                                                                           7,678

MEDIA  6.3%
AOL Time Warner *                                        375,000           4,913
Clear Channel Communications *                            60,000           2,237
Comcast, Class A *                                        30,000             678
EchoStar Communications, Class A *                       225,000           5,008
Getty Images *                                           116,000           3,544
Liberty Media, Class A *                               1,600,000          14,304
Univision Communications, Class A *                      230,000           5,635
Viacom, Class B *                                        280,000          11,413
                                                                          47,732

MULTILINE RETAIL  7.0%
Costco Wholesale *                                       220,000           6,173
Dollar General                                           440,000           5,258
Family Dollar Stores                                     320,000           9,987
Kohl's *                                                 185,000          10,351
Target                                                   465,000          13,950
Wal-Mart                                                 150,000           7,577
                                                                          53,296

SPECIALTY RETAIL  1.9%
Home Depot                                               210,000           5,031
Weight Watchers *                                        200,000           9,194
                                                                          14,225

Total Consumer Discretionary                                             129,045

CONSUMER STAPLES  2.3%
FOOD & DRUG RETAILING  2.3%
Sysco                                                    515,000          15,342
Walgreen                                                  60,000           1,751
Total Consumer Staples                                                    17,093

T. ROWE PRICE NEW AMERICA GROWTH FUND
.................................................................................

                                                          Shares           Value
                                                                    In thousands

ENERGY  4.0%
ENERGY EQUIPMENT & SERVICES  4.0%
Baker Hughes                                             340,000      $   10,945
Diamond Offshore Drilling                                430,000           9,395
Smith International *                                    300,000           9,786
Total Energy                                                              30,126

FINANCIALS  13.4%
BANKS  1.4%
Mellon Financial                                         200,000           5,222
Northern Trust                                           150,000           5,257
                                                                          10,479

DIVERSIFIED FINANCIALS  7.2%
Charles Schwab                                           200,000           2,170
Citigroup                                                355,000          12,492
Freddie Mac                                              170,000          10,038
Goldman Sachs Group                                      135,000           9,194
SLM Corporation                                           65,000           6,751
State Street                                             200,000           7,800
Waddell & Reed Financial, Class A                        306,900           6,037
                                                                          54,482

INSURANCE  4.8%
AMBAC Financial Group                                     85,000           4,780
American International Group                             185,000          10,702
Hartford Financial Services Group                         85,000           3,862
Marsh & McLennan                                         195,000           9,011
Progressive Corporation                                   65,000           3,226
Prudential                                                62,000           1,968
Travelers Property Casualty, Class A *                   213,837           3,133
                                                                          36,682

Total Financials                                                         101,643

T. ROWE PRICE NEW AMERICA GROWTH FUND
.................................................................................

                                                          Shares           Value
                                                                    In thousands

HEALTH CARE  19.8%
BIOTECHNOLOGY  3.0%
Amgen *                                                   60,000      $    2,900
Cephalon *                                                95,000           4,624
Genentech *                                               50,000           1,658
Gilead Sciences *                                        180,000           6,120
MedImmune *                                              290,000           7,879
                                                                          23,181

HEALTH CARE EQUIPMENT & SUPPLIES  2.5%
Baxter International                                     235,000           6,580
Biomet                                                   120,000           3,439
Dentsply International                                   240,000           8,928
                                                                          18,947

HEALTH CARE PROVIDERS & SERVICES  6.9%
Anthem *                                                 130,000           8,177
HCA                                                       35,000           1,453
Laboratory Corporation of America *                      260,000           6,043
Omnicare                                                 875,000          20,851
UnitedHealth Group                                       130,000          10,855
WellPoint Health Networks *                               70,000           4,981
                                                                          52,360

PHARMACEUTICALS  7.4%
Abbott Laboratories                                      230,000           9,200
Allergan                                                  82,000           4,725
Eli Lilly                                                 90,000           5,715
Forest Laboratories *                                     55,000           5,402
Pfizer                                                   500,000          15,285
Pharmacia                                                240,000          10,032
Wyeth                                                    165,000           6,171
                                                                          56,530

Total Health Care                                                        151,018

T. ROWE PRICE NEW AMERICA GROWTH FUND
.................................................................................

                                                          Shares           Value
                                                                    In thousands

INDUSTRIALS & BUSINESS SERVICES  18.0%
AEROSPACE & DEFENSE  0.6%
Honeywell International                                  200,000      $    4,800
                                                                           4,800

AIR FREIGHT & LOGISTICS  1.0%
UPS, Class B                                             125,000           7,885
                                                                           7,885

COMMERCIAL SERVICES & SUPPLIES  14.4%
Apollo Group, Class A *                                  290,000          12,760
BISYS Group *                                            200,000           3,180
Certegy *                                                359,900           8,836
ChoicePoint *                                            540,000          21,325
Concord EFS *                                          1,207,000          18,998
First Data                                               750,000          26,557
Fiserv *                                                 430,000          14,598
Robert Half International *                              180,000           2,900
                                                                         109,154

INDUSTRIAL CONGLOMERATES  1.0%
GE                                                       311,000           7,573
                                                                           7,573

MACHINERY  1.0%
Danaher                                                  120,000           7,884
                                                                           7,884

Total Industrials & Business Services                                    137,296

INFORMATION TECHNOLOGY  19.9%
COMMUNICATIONS EQUIPMENT  3.5%
Brocade Communications Systems *                         100,000             414
Cisco Systems *                                        1,550,000          20,305
Nokia ADR                                                185,000           2,868
QUALCOMM *                                                80,000           2,911
                                                                          26,498

COMPUTER PERIPHERALS  0.4%
Lexmark International, Class A *                          60,000           3,630
                                                                           3,630

INTERNET SOFTWARE & SERVICES  0.7%
Expedia, Class A *                                        80,000           5,354
                                                                           5,354

T. ROWE PRICE NEW AMERICA GROWTH FUND
.................................................................................

                                                          Shares           Value
                                                                    In thousands

IT CONSULTING & SERVICES  4.6%
Accenture, Class A *                                     517,000      $    9,301
Affiliated Computer Services, Class A *                  240,000          12,636
SunGard Data Systems *                                   550,000          12,958
                                                                          34,895

SEMICONDUCTOR EQUIPMENT & PRODUCTS  4.7%
Analog Devices *                                         325,000           7,758
Applied Materials *                                      400,000           5,212
Intersil Holding, Class A *                              365,000           5,088
KLA-Tencor *                                             125,000           4,421
Maxim Integrated Products                                230,000           7,599
Texas Instruments                                        375,000           5,629
                                                                          35,707

SOFTWARE  6.0%
Adobe Systems                                            185,000           4,588
Mercury Interactive *                                    145,000           4,300
Microsoft *                                              520,000          26,884
Siebel Systems *                                         215,000           1,608
Symantec *                                               100,000           4,051
VERITAS Software *                                       260,000           4,061
                                                                          45,492

Total Information Technology                                             151,576

TELECOMMUNICATION SERVICES  1.6%
WIRELESS TELECOMMUNICATION SERVICES  1.6%
Vodafone ADR                                             665,000          12,050
Total Telecommunication Services                                          12,050
Total Miscellaneous Common Stocks 1.6%                                    12,488
Total Common Stocks (Cost  $748,106)                                     742,335

SHORT-TERM INVESTMENTS  2.6%
MONEY MARKET FUNDS  2.6%
T. Rowe Price Reserve Investment Fund, 1.53% #        19,866,540          19,867

Total Short-Term Investments (Cost  $19,867)                              19,867

T. ROWE PRICE NEW AMERICA GROWTH FUND
.................................................................................

                                                                           Value
                                                                    In thousands

Total Investments in Securities
100.2% of Net Assets (Cost $767,973)                                  $  762,202

Other Assets Less Liabilities                                            (1,159)

NET ASSETS                                                            $  761,043
Net Assets Consist of:
Undistributed net realized gain (loss)                                $(151,524)
Net unrealized gain (loss)                                               (5,771)

Paid-in-capital applicable to 34,498,288 shares
of no par value capital stock outstanding;
unlimited shares authorized                                              918,338

NET ASSETS                                                            $  761,043

NET ASSET VALUE PER SHARE                                             $    22.06

  #  Seven-day yield
  *  Non-income producing
ADR  American Depository Receipts

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW AMERICA GROWTH FUND
.................................................................................

STATEMENT OF OPERATIONS
In thousands                                                                Year
                                                                           Ended
                                                                        12/31/02
INVESTMENT INCOME (LOSS)
Income
  Dividend                                                            $    4,316
  Interest                                                                   813
  Total income                                                             5,129
Expenses
  Investment management                                                    6,113
  Shareholder servicing                                                    2,606
  Custody and accounting                                                     122
  Prospectus and shareholder reports                                          86
  Registration                                                                27
  Proxy and annual meeting                                                    24
  Legal and audit                                                             16
  Trustees                                                                    10
  Miscellaneous                                                                8
  Total expenses                                                           9,012
  Expenses paid indirectly                                                  (85)
  Net expenses                                                             8,927
Net investment income (loss)                                             (3,798)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain or loss on securities                                 (73,887)
Change in net unrealized gain or loss on
securities                                                             (246,955)
Net realized and unrealized gain (loss)                                (320,842)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                $(324,640)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW AMERICA GROWTH FUND
.................................................................................

STATEMENT OF CHANGES IN NET ASSETS
In thousands                                            Year
                                                       Ended
                                                    12/31/02            12/31/01
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income (loss)                   $   (3,798)         $   (4,658)
  Net realized gain (loss)                          (73,887)            (77,344)
  Change in net unrealized gain (loss)             (246,955)           (104,718)
  Increase (decrease) in net
    assets from operations                         (324,640)           (186,720)
Distributions to shareholders
  Net realized gain                                        -            (24,211)

Capital share transactions *
  Shares sold                                        107,979             165,212
  Distributions reinvested                                 -              23,540
  Shares redeemed                                  (205,579)           (313,336)
  Increase (decrease) in net assets
    from capital share transactions                 (97,600)           (124,584)

NET ASSETS

Increase (decrease) during period                  (422,240)           (335,515)
Beginning of period                                1,183,283           1,518,798

END OF PERIOD                                    $   761,043         $ 1,183,283

*Share information
    Shares sold                                        4,244               5,149
    Distributions reinvested                               -                 771
    Shares redeemed                                  (8,074)            (10,054)
    Increase (decrease) in shares outstanding        (3,830)             (4,134)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW AMERICA GROWTH FUND
.................................................................................
                                                               December 31, 2002

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
     T. Rowe Price New American Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 the 1940 Act) as a diversified, open-end management investment company and commenced operations on September 30, 1985. The fund seeks to achieve long-term growth of capital by investing primarily in the common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     VALUATION Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices for domestic securities and the last quoted sale price for international securities. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Trustees, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     EXPENSES PAID INDIRECTLY Certain security trades are directed to brokers who have agreed to rebate a portion of the related commission to the fund to pay fund expenses. Additionally, credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Total expenses in the accompanying statement of operations are presented before reduction for rebates and credits, which totaled $84,000 and $1,000, respectively, for the year ended December 31, 2002.

T. ROWE PRICE NEW AMERICA GROWTH FUND
.................................................................................

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.

NOTE 2 - INVESTMENT TRANSACTIONS
     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
     securities, aggregated $539,720,000 and $577,289,000, respectively, for the year ended December 31, 2002.

NOTE 3 - FEDERAL INCOME TAXES
     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted.

     There were no distributions in the year ended December 31. At December 31, 2002, the tax-basis components of net assets were as follows:

     Unrealized appreciation                       $    134,674,000
     Unrealized depreciation                          (152,036,000)
     Net unrealized appreciation (depreciation)        (17,362,000)
     Capital loss carryforwards                       (139,933,000)
     Paid-in capital                                    918,338,000

     Net assets                                    $    761,043,000

     Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. Consequently, $11,591,000 of realized losses

T. ROWE PRICE NEW AMERICA GROWTH FUND
.................................................................................

     reflected in the accompanying financial statements will not be recognized for tax purposes until 2003. The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. As of December 31, 2002, the fund had $63,480,000 of capital loss carryforwards that expire in 2009, and $76,453,000 that expire in 2010.

     For the year ended December 31, 2002, the fund recorded the following permanent reclassifications, which relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

     Undistributed net investment income               $  3,798,000
     Paid-in capital                                    (3,798,000)

     At December 31, 2002, the cost of investments for federal income tax purposes was $779,564,000.

NOTE 4- RELATED PARTY TRANSACTIONS
     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35 % of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At December 31, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $445,000.

     In  addition,  the fund has  entered  into  service  agreements  with Price
     Associates and two wholly owned subsidiaries of Price Associates collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc.

T. ROWE PRICE NEW AMERICA GROWTH FUND
.................................................................................

     provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these service agreements totaled $2,116,000 for the year ended December 31, 2002, of which $211,000 was payable at period end.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2002, totaled $813,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE NEW AMERICA GROWTH FUND
.................................................................................

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
T. ROWE PRICE NEW AMERICA GROWTH FUND
     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New America Growth Fund (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.



     PricewaterhouseCoopers LLP
     Baltimore, Maryland

     January 21, 2003

T. ROWE PRICE NEW AMERICA GROWTH FUND
.................................................................................

Your fund is governed by a Board of Trustees that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's trustees are independent of T. Rowe Price Associates, Inc. (OT. Rowe PriceO); OinsideO trustees are officers of T. Rowe Price. The Board of Trustees elects the fund's officers, who are listed in the final table. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, MD 21202.

INDEPENDENT TRUSTEES

NAME (DATE OF BIRTH)          PRINCIPAL  OCCUPATION(S) DURING  PAST 5 YEARS
YEAR ELECTED*                 AND  DIRECTORSHIPS  OF OTHER  PUBLIC  COMPANIES

Anthony W. Deering            Director, Chairman of the Board, President, and
(1/28/45)                     Chief Executive Officer, The Rouse Company, real
2001                          estate developers

Donald W. Dick, Jr.           Principal, EuroCapital Advisors, LLC, an
(1/27/43)                     acquisition and management advisory firm
1985

David K. Fagin                Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                      Golden Star Resources Ltd., and Canyon Resources
1994                          Corp. (5/00 to present); Chairman and President,
                              Nye Corp.

F. Pierce Linaweaver          President, F. Pierce Linaweaver & Associates,Inc.,
(8/22/34)                     consulting environmental and civil engineers
2001

Hanne M. Merriman             Retail Business Consultant; Director, Ann Taylor
(11/16/41)                    Stores Corp., Ameren Corp., Finlay Enterprises,
1994                          Inc., The Rouse Company, and US Airways Group,Inc.

John G. Schreiber             Owner/President, Centaur Capital Partners, Inc., a
(10/21/46)                    real estate investment company; Senior Advisor and
2001                          Partner, Blackstone Real Estate Advisors, L.P.;
                              Director, AMLI Residential Properties Trust, Host
                              Marriott Corp., and The Rouse Company

Hubert D. Vos                 Owner/President, Stonington Capital Corp., a
(8/2/33)                      private investment company
1994

Paul M. Wythes                Founding Partner, Sutter Hill Ventures, a venture
(6/23/33)                     capital limited partnership, providing equity
1985                          capital to young high technology companies
                              throughout the United States; Director, Teltone
                              Corp.

*Each independent trustee oversees 105 T. Rowe Price portfolios and serves until the election of a successor.

T. ROWE PRICE NEW AMERICA GROWTH FUND
.................................................................................

INSIDE TRUSTEES

NAME
(DATE OF BIRTH)
YEAR ELECTED*
[NUMBER OF T. ROWE PRICE      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
PORTFOLIOS OVERSEEN]          DIRECTORSHIPS OF OTHER PUBLIC COMPANIES

John H. Laporte               Director and Vice President, T. Rowe Price Group,
(7/26/45)                     Inc.; Vice President, T. Rowe Price; Vice
1985                          President, New America Growth Fund
[15]

James S. Riepe                Director and Vice President, T. Rowe Price; Vice
(6/25/43)                     Chairman of the Board, Director, and Vice
1985                          President, T. Rowe Price Group, Inc.; Chairman of
[105]                         the Board and Director, T. Rowe Price Global Asset
                              Management Limited, T. Rowe Price Investment
                              Services, Inc., T. Rowe Price Retirement Plan
                              Services, Inc., and T. Rowe Price Services, Inc.;
                              Chairman of the Board, Director, President, and
                              Trust Officer, T. Rowe Price Trust Company;
                              Director, T. Rowe Price International, Inc., and
                              T. Rowe Price Global Investment Services Limited;
                              Chairman of the Board, New America Growth Fund

M. David Testa                Chief Investment Officer, Director, and Vice
(4/22/44)                     President, T. Rowe Price; Vice Chairman of the
1997                          Board, Chief Investment Officer, Director, and
[105]                         Vice President, T. Rowe Price Group, Inc.;
                              Director, T. Rowe Price Global Asset Management
                              Limited, T. Rowe Price Global Investment Services
                              Limited, and T. Rowe Price International, Inc.;
                              Director and Vice President, T. Rowe Price Trust
                              Company

*Each inside trustee serves until the election of a successor.

T. ROWE PRICE NEW AMERICA GROWTH FUND
.................................................................................

OFFICERS

NAME (DATE OF BIRTH)
TITLE AND FUND(S) SERVED           PRINCIPAL OCCUPATION(S)

Joseph A. Carrier (12/30/60)       Vice President, T. Rowe Price, T. Rowe Price
Treasurer,                         Group, Inc., and T. Rowe Price Investment
New America Growth Fund            Services, Inc.

Giri Devulapally (11/18/67)        Vice President, T. Rowe Price and T. Rowe
Vice President,                    Price Group, Inc.
New America Growth Fund

Eric M. Gerster (3/23/71)          Vice President, T. Rowe Price and T. Rowe
Vice President,                    Price Group, Inc.
New America Growth Fund

Henry H. Hopkins (12/23/42)        Director and Vice President, T. Rowe Price
Vice President,                    Group, Inc., T. Rowe Price Investment
New America Growth Fund            Services, Inc., T. Rowe Price Services, Inc.,
                                   and T. Rowe Price Trust Company; Vice
                                   President, T. Rowe Price, T. Rowe Price
                                   International, Inc., and T. Rowe Price
                                   Retirement Plan Services, Inc.

J. Jeffrey Lang (1/10/62)          Vice President, T. Rowe Price and T. Rowe
Vice President,                    Price Trust Company
New America Growth Fund

Christopher R. Leonard (1/11/73)   Vice President, T. Rowe Price and T. Rowe
Vice President,                    Price Group, Inc.
New America Growth Fund

Patricia B. Lippert (1/12/53)      Assistant Vice President, T. Rowe Price and
Secretary,                         T. Rowe Price Investment Services, Inc.
New America Growth Fund

Robert J. Marcotte (3/6/62)        Vice President, T. Rowe Price and T. Rowe
Vice President,                    Price Group, Inc.
New America Growth Fund

David S. Middleton (1/18/56)       Vice President, T. Rowe Price, T. Rowe Price
Controller,                        Group, Inc., and T. Rowe Price Trust Company
New America Growth Fund

Joseph M. Milano (9/14/72)         Vice President, T. Rowe Price and T. Rowe
Executive Vice President,          Price Group, Inc.
New America Growth Fund

Robert W. Smith (4/11/61)          Vice President, T. Rowe Price, T. Rowe Price
President,                         Group, Inc., and T. Rowe Price International,
New America Growth Fund             Inc.

R. Candler Young (9/28/71)         Vice President, T. Rowe Price and T. Rowe
Vice President,                    Price Group, Inc; formerly Investment Banking
New America Growth Fund            Summer Associate, Goldman Sachs & Company
                                   (to 1999)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

T. ROWE PRICE INVESTMENT SERVICES AND INFORMATION
.................................................................................

INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES
     BY PHONE 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

     IN PERSON.  Available  in T. Rowe Price  Investor  Centers.  Please  call a
     service   representative   at   1-800-225-5132   or   visit   the   Web  at
     www.troweprice.com/investorcenter to locate a center near you.

ACCOUNT SERVICES
     AUTOMATED  24-HOUR  SERVICES  INCLUDING  TELE*ACCESS(R)and  Account  Access
     through   the  T.   Rowe   Price  Web  site  on  the   Internet.   Address:
     www.troweprice.com.

     AUTOMATIC INVESTING. From your bank account or paycheck.

     AUTOMATIC WITHDRAWAL. Scheduled, automatic redemptions.

     IRA REBALANCING. Ensuring that your accounts reflect your desired asset allocation.

BROKERAGE SERVICES *
     INDIVIDUAL INVESTMENTS. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

INVESTMENTINFORMATION
     CONSOLIDATED STATEMENT. Overview of all of your accounts.

     SHAREHOLDER REPORTS. Manager reviews of their strategies and results.

     T. ROWE PRICE REPORT. Quarterly investment newsletter.

     PERFORMANCE UPDATE. Quarterly review of all T. Rowe Price fund results.

     INSIGHTS. Educational reports on investment strategies and markets.

     INVESTMENT GUIDES. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

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T. ROWE PRICE MUTUAL FUNDS
.................................................................................

STOCK FUNDS                 BLENDED ASSET FUNDS        MONEYMARKET FUNDS
DOMESTIC                    (CONTINUED)                TAXABLE
Blue Chip Growth*           Retirement 2020            Prime Reserve
Capital Appreciation        Retirement 2030            Summit Cash Reserves
Capital Opportunity         Retirement 2040            U.S. Treasury Money
Developing Technologies     Retirement Income          TAX-FREE
Diversified Small-Cap       Tax-Efficient Balanced     California Tax-Free Money
  Growth                                               Maryland Tax-Free Money
Dividend Growth             BOND FUNDS                 New York Tax-Free Money
Equity Income*              DOMESTIC TAXABLE           Summit Municipal Money
Equity Index 500            Corporate Income              Market
Extended Equity Market      GNMA                       Tax-Exempt Money
  Index                     High Yield*
Financial Services          Inflation Protected Bond   INTERNATIONAL/
Growth & Income             New Income*                GLOBAL FUNDS
Growth Stock*               Short-Term Bond            STOCK
Health Sciences             Spectrum Income            Emerging Europe &
Media & Telecommuni-        Summit GNMA                  Mediterranean
  cations                   U.S. Bond Index            Emerging Markets Stock
Mid-Cap Growth*             U.S. Treasury Intermediate European Stock
Mid-Cap Value*              U.S. Treasury Long-Term    Global Stock
New America Growth          DOMESTIC TAX-FREE          Global Technology
New Era                     California Tax-Free Bond   International Discovery
New Horizons                Florida Intermediate       International Equity
Real Estate                   Tax-Free                   Index
Science & Technology*       Georgia Tax-Free Bond      International Growth
Small-Cap Stock*            Maryland Short-Term          & Income*
Small-Cap Value*              Tax-Free Bond            International Stock*
Spectrum Growth             Maryland Tax-Free Bond     Japan
Tax-Efficient Growth        New Jersey Tax-Free Bond   Latin America
Tax-Efficient Multi-Cap     New York Tax-Free Bond     New Asia
  Growth                    Summit Municipal Income    Spectrum International
Total Equity Market Index   Summit Municipal           BOND
Value*                        Intermediate             Emerging Markets Bond
                            Tax-Free High Yield        International Bond*
BLENDED ASSET FUNDS         Tax-Free Income*
Balanced                    Tax-Free Intermediate
Personal Strategy Balanced     Bond
Personal Strategy Growth    Tax-Free Short-
Personal Strategy Income      Intermediate
Retirement 2010             Virginia Tax-Free Bond


For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

+    Closed to new investors.

++ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price Investment Services, Inc.
100 East Pratt Street Baltimore, MD 21202
29240                                                          F60-050  12/31/02